SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ---------------------------

                Date of Report (Date of earliest event reported):
                                 JUNE 30, 2000

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)

           1-14764                                       11-3415180
   (Commission File Number)                (IRS Employer Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)

           1-9046                                        11-2776686
   (Commission File Number)                (IRS Employer Identification Number)


                  1111 STEWART AVENUE, BETHPAGE, NEW YORK 11714
                    (Address of Principal Executive Offices)

               Registrants' telephone number, including area code:
                                 (516) 803-2300


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ITEM 5.  OTHER EVENTS
         ------------

         On June 19, 2000, Cablevision Systems Corporation ("Cablevision") commenced an action in the Delaware Court of Chancery to protect its rights regarding an agreement, dated as of March 28, 2000, among Excite@Home, AT&T Corp., Comcast Corporation and Cox Communications, Inc. Cablevision sought a temporary restraining order to prevent consummation of the transactions contemplated by that agreement.

         On June 22, 2000, Excite@Home, AT&T, Comcast and Cox voluntarily agreed not to take any action towards consummating their announced transaction, including the filing of their amended charter, until after resolution of Cablevision's claims at a trial, which the court has scheduled for September, 2000.

         On June 30, 2000, Excite@Home, AT&T, Comcast and Cox filed answers in the Delaware Court of Chancery to Cablevision's complaint. In addition, Excite@Home asserted counterclaims against Cablevision seeking to rescind its agreements with Cablevision and cancel the Excite@Home warrants owned by Cablevision. In the alternative, Excite@Home is seeking an award of money damages and a decree requiring Cablevision to comply with the provisions of its distribution agreement with Excite@Home.


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


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
          ----------------------------------


          None.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By: /s/ Robert S. Lemle
                                           ------------------------------------
                                           Name:   Robert S. Lemle
                                           Title:  Executive Vice President,
                                                   General Counsel, Secretary
                                                   and Director

Dated: July 3, 2000


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CSC HOLDINGS, INC.


                                       By: /s/ Robert S. Lemle
                                           ------------------------------------
                                           Name:  Robert S. Lemle
                                           Title: Executive Vice President,
                                                  General Counsel, Secretary
                                                  and Director

Dated: July 3, 2000



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